UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2007

SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 25, 2007, Sunrise Senior Living, Inc. (the “Company”) was advised by the staff of the Securities and Exchange Commission (the “SEC”) that the SEC has commenced a formal investigation. The Company previously announced on December 11, 2006 that it had received a request from the SEC for information about insider stock sales, timing of stock option grants and matters relating to the Company’s historical accounting practices that had been raised in media reports in the latter part of November 2006 following receipt of a letter by the Company from Service Employees International Union. The Company has fully cooperated, and intends to continue to fully cooperate, with the SEC.

The Company's press release, dated May 29, 2007, related to the matters discussed under this Item 8.01 is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 29, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC. (Registrant)
Date: May 29, 2007	By:	/s/ John F. Gaul
John F. Gaul
General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 29, 2007